© 2018 Cree, Inc. All rights reserved

© 2018 Cree, Inc. All rights reserved RAIFORD GARRABRANT, DIRECTOR FEBRUARY 26TH, 2018 Investor Relations

Agenda

Welcome
Raiford Garrabrant — Investor Relations

Corporate Strategy
Gregg Lowe — Chief Executive Officer

Wolfspeed
Cengiz Balkas — SVP / GM Wolfspeed

Break

LED Products
Dave Emerson — EVP / GM LED Products

Lighting Products
Craig Atwater — SVP / GM Lighting Products

Financial Overview
Mike McDevitt — Chief Financial Officer

Group Q&A

Presentation Adjourns

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© 2018 Cree, Inc. All rights reserved

© 2018 Cree, Inc. All rights reserved 4 Note on Forward-Looking Statements This presentation includes forward-looking statements about Cree’s business outlook, future financial results and targets, product markets, plans and objectives for future operations, and product development programs and goals. These statements are subject to risks and uncertainties, both known and unknown, that may cause actual results to differ materially, as discussed in our most recent annual report and other reports filed with the U.S. Securities and Exchange Commission. Important factors that could cause actual results to differ materially include the risk that we may not obtain sufficient orders to achieve our targeted revenues; price competition in key markets; our ability to lower costs; the risk that our results will suffer if we are unable to balance fluctuations in customer demand and capacity; product mix; risks associated with our ability to complete development and commercialization of products under development; risks associated with the ramp-up of production of our new products and our entry into new business channels; the rapid development of new technology and competing products that may impair demand or render our products obsolete; the potential lack of customer acceptance for our products; risks associated with acquisitions, divestitures, joint ventures or investments generally; and the risk that we or our channel partners are not able to develop and expand customer bases and accurately anticipate demand from end customers, which can result in increased inventory and reduced orders as we experience wide fluctuations in supply and demand. The forward-looking statements in this presentation were based on management’s analysis of information available at the time the presentation was prepared and on assumptions deemed reasonable by management. Our industry and business are constantly evolving, and Cree undertakes no obligation to update such forward-looking statements to reflect new information, subsequent developments or otherwise, except as may be required by applicable U.S. federal securities laws and regulations. Note Regarding Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures and targets. Cree's management evaluates results and makes operating decisions using both GAAP and non- GAAP measures included in this presentation. Non-GAAP results exclude certain costs, charges and expenses which are included in GAAP results. By including these non- GAAP measures, management intends to provide investors with additional information to further analyze the Company's performance, core results and underlying trends. Non- GAAP results are not prepared in accordance with GAAP and non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures to their most directly comparable GAAP measures attached to this presentation. Please see the Appendix at the end of this presentation. Forward-Looking Statements & Non-GAAP Measures

© 2018 Cree, Inc. All rights reserved GREGG LOWE, CEO FEBRUARY 26TH, 2018

© 2018 Cree, Inc. All rights reserved 6 WOLFSPEED A Powerhouse Semiconductor company focused on Silicon Carbide (SiC) and Gallium Nitride (GaN) • Large multi-decade growth opportunities with SiC and GaN in Electric Vehicles, Solar energy, Telecommunications, Industrial, and Mil/Aero • Invest to expand scale and to accelerate growth of SiC Materials, Power Devices and GaN RF Devices where SiC and GaN have distinct advantage • Objectives: High growth, strong gross margins with good fall through to the bottom line Cree’s Transformation Path

© 2018 Cree, Inc. All rights reserved 7 LED Focus where our best-in-class technology and application-optimized solutions are differentiated and valued • High-power technology provides the only solution • High-power general lighting • Automotive lighting • Application-optimized solutions solve the most difficult system-level problems • Next-generation video • Specialty lighting • Cree Venture JV accesses additional SAM • Broader mid-power markets • Objectives: Modest growth and gross margin expansion OPEX lean, CAPEX light Cree’s Transformation Path

© 2018 Cree, Inc. All rights reserved 8 LIGHTING Fix the Business • Fix quality through improved processes and new product developments • Improve channel position and relationships • New product innovations to better position the portfolio--focused on higher specification and smart intelligent features improving customer satisfaction • Objectives: Modest growth, gross margin in line with the industry and operating margin expansion Cree’s Transformation Path

© 2018 Cree, Inc. All rights reserved 9 Cree Transformation – Revenue Expansion $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 WS LED Lighting $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 WS LED Lighting FY 2017 - $1,473 (millions) Actual FY 2022 - $2,343 (millions) Target Re ven u e (M ill io n s) Re ven u e (M ill io n s)

© 2018 Cree, Inc. All rights reserved 10 Gross Margin and Earnings Power Expansion 25.7% 40.0% -0.7% 20.0% -5% 0% 5% 10% 15% 20% 25% 30% 35% 40% F18Q2 FY22 % to Re ven ue Gross and Operating Margin (non-GAAP) GM% OM% Long Range Model (non-GAAP) • GM 40+% • OM 20+% Target Actual

© 2018 Cree, Inc. All rights reserved 11 WOLFSPEED A Powerhouse Semiconductor company focused on Silicon Carbide (SiC) and Gallium Nitride (GaN) LED Focus where our best-in-class technology and application-optimized solutions are differentiated and valued LIGHTING Fix the Business Cree’s Transformation Path

© 2018 Cree, Inc. All rights reserved

© 2018 Cree, Inc. All rights reserved CREE CONFIDENTIAL & PROPRIETARY © 2017 Cree, Inc. All rights reserved Wolfspeed Cengiz Balkas, SVP and GM February 26, 2018

© 2018 Cree, Inc. All rights reserved 14 WOLFSPEED A Powerhouse Semiconductor company focused on Silicon Carbide (SiC) and Gallium Nitride (GaN) • Large multi-decade growth opportunities with SiC and GaN in Electric Vehicles, Solar energy, Telecommunications, Industrial, and Mil/Aero • Invest to expand scale and to accelerate growth of SiC Materials, Power Devices and GaN RF Devices where SiC and GaN have distinct advantage • Objectives: High growth, strong gross margins with good fall through to the bottom line Cree’s Transformation Path

© 2018 Cree, Inc. All rights reserved 15 Silicon Carbide and GaN: Fundamental Advantages Silicon Carbide Solar Inverters and On-Board Chargers are: • 5X lighter • 3X smaller • 25% lower semiconductor losses GaN-Based Antennas: • Increased capacity and coverage • 2X the users/tower • 10X the data rate/user 4G LTE antenna 5G active antenna 0 5 10 15 Switching Efficiency Power Density Silicon Carbide vs Silicon SiC Si 0 20 40 60 Max Frequency Power Density GaN vs Silicon LDMOS GaN Si

© 2018 Cree, Inc. All rights reserved 16 Wolfspeed Business Overview $xxB $221M FY 2017 Revenue RF Power Materials • Global technology leadership • Market’s broadest, most field-tested portfolio Transportation Communications Energy Industrial

© 2018 Cree, Inc. All rights reserved 17 30 Years of Global Silicon Carbide and GaN Leadership 1991 Released world’s first commercial SiC wafers 1998 Created industry’s first GaN HEMT on SiC 2000 Demonstrated first ever GaN MMIC with record power density 2002 Released first 600V commercial SiC JBS Schottky diode 2011 Released industry’s first SiC MOSFET 2016 Leading 150mm SiC wafer market; introduced 200mm

Wolfspeed's Leadership in Power and RF Devices

SiC Power - #1 Market share*	GaN RF - #2 Market share*
4+ TRILLION FIELD HOURS Failure-in-time rates lower than Si	**170+ BILLION FIELD HOURS** Failure-in-time rates lower than Si
FIRST COMMERCIAL SIC MOSFET Millions of SiC MOSFETs sold	**MORE THAN 10 YEARS** of commercial GaN HEMT production experience
THOUSANDS OF CUSTOMERS Servicing all major markets	**OVER 15 MILLION** devices successfully fielded to date
INDUSTRY'S BROADEST PORTFOLIO More parts. More packages. More voltages.	**ACCREDITED AS A CATEGORY 1ATRUSTED FOUNDRY BY THE U.S. DEPARTMENT OF DEFENSE**

SiC and GaN Materials - #1 Market share*

*Source: YOLE

Wolfspeed. | A CREE COMPANY

© 2018 Cree, Inc. All rights reserved

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© 2018 Cree, Inc. All rights reserved 19 EV Market: More than $60B in Investments Announced Recently BMW Committed to 25 new EVs by 2025 NISSAN Nissan to invest $9B in China in Race for EV dominance VOLVO Announces every new model will run at least partly on electric power in 2019 FORD Announces $11B to introduce 40 EVs by 2023 DAIMLER Targets 15-25% EV production by 2025; investing $11B TOYOTA More than half its sales will be EV by 2030; investing $13B. 10 full EVs by early 2020s VW Announces EV versions of all 300 vehicles by 2030; investing $25B to do that. GM Announces all-electric, zero emissions future with 20 vehicles by 2023

© 2018 Cree, Inc. All rights reserved 20 Even Modest EV Adoption Drives Significant Opportunity • SiC at the heart of EV and EV infrastructure • Multi-decade opportunity $15B $- $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 0 20 40 60 80 100 120 140 2017 2022 2027 2032 S iC O p p ortun it y in M ill io n s V e h ic le s P ro d u c e d i n M ill io n s Total Vehicles Electric SiC Opportunity *Source: Bloomberg New Energy Finance and Cree Estimates $6B $2.4B

© 2018 Cree, Inc. All rights reserved 21 Power

© 2018 Cree, Inc. All rights reserved 22 Key Markets Driving SiC Power Market Expansion Drivers ≈30% of all vehicles made will be electric by 2032 Faster charging and long-term reliability High efficiency and power density for commercial and industrial equipment Legislation and social awareness for renewables Worldwide SiC Revenue 2017 (Source: YOLE estimates ) $5.0B SAM 2022 Solar Electric Vehicles $280M Fast Charging SiC Power Market (Source: YOLE and company estimates)

© 2018 Cree, Inc. All rights reserved 23 On-Vehicle SiC has Unprecedented Potential for Growth Drivers Within ten years half of all model types manufactured will be EVs Policy tailwinds – emission standards are tightening Increasing Range Decreasing cost Worldwide SiC Revenue 2017 $2.4B SAM 2022 Solar $7M SiC EV Market (Source: YOLE and company estimates) (Source: YOLE )

© 2018 Cree, Inc. All rights reserved 24 Fast Chargers Could Drive a $500 Million SAM by 2022 Drivers Asia leading the field for charger installations On-the-go demand for fast charging Efficiency and size key to installation Worldwide SiC Revenue 2017 $522M SAM 2022 Solar Electric Vehicles $2M Fast Charging SiC Fast Charging Market (Source: YOLE and company estimates) (Source: YOLE estimates)

© 2018 Cree, Inc. All rights reserved 25 Solar Silicon Carbide Adoption Accelerating Drivers Energy efficiency and cost Legislation and global incentives Social awareness for renewables Worldwide SiC Solar Revenue 2017 $2.1B SAM 2022 Solar Electric Vehicles $85M Solar SiC Market (Source: YOLE and company estimates) (Source: YOLE estimates)

© 2018 Cree, Inc. All rights reserved 26 10 MW saved per year • SiC enables lighter, smaller, quieter and more efficient solar inverters • SiC saves 10 megawatts for each gigawatt installed per year vs silicon; saves 500 watts for every second in operation

© 2018 Cree, Inc. All rights reserved 27 RF

© 2018 Cree, Inc. All rights reserved 28 GaN RF Device Market Expanding to >$1B in 5 years Drivers Insatiable need for bandwidth High-performance defense systems Improved performance, high efficiency commercial and industrial equipment Worldwide GaN Revenue 2017 $1.1B SAM 2022 Telecom Industrial / Commercial $384M Mil / Aero GaN Market (Source: YOLE and company estimates) (Source: YOLE estimates)

GaN – Enabling Faster 4G and the Transition to 5G

Mobile Generation Data Rates



Mobile 1G	Mobile 2G	Mobile 3G	Mobile 4G LTE	Mobile 5G
N/A	<0.5 Mbps	63+ Mbps	300+ Mbps	1+ Gbps
Analog Voice	Digital Voice + Simple Data	Mobile Broadband	Faster and Better	Enhanced Mobile Broadband
Silicon	Silicon	Silicon	Silicon + GaN	GaN + Silicon
1980's	1990's	2000's	2010+	2019+

GaN Advantages

Wider Bandwidth: supports 10X faster download speeds

Higher Frequency: compact active antennas for real-time adaptable coverage – no more moving in and out of range

Higher Efficiency: smaller, more energy-efficient systems

- Expanding 4G system capability
- Enabling the 5G revolution

Wolfspeed. | A CREE COMPANY

© 2018 Cree, Inc. All rights reserved

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© 2018 Cree, Inc. All rights reserved 30 Non-Telecom RF Market CAGR 25% Through 2022 Drivers Lower power consumption Higher performance Improved reliability Smaller, lighter equipment Weather Radar Air Traffic Control 1st Responders CATV RF Heating Industrial Test and Measurement Mil Aero Broadcast Satcom

© 2018 Cree, Inc. All rights reserved 31 Materials

© 2018 Cree, Inc. All rights reserved 32 A More Powerful, Efficient World Enabled by SiC and GaN • #1 supply position at major power and RF semi companies globally • Over three decades of global technology leadership • Continued innovation through device performance feedback • Unrivaled scale; significantly ramping capacity to meet demand 30 YEA RS

© 2018 Cree, Inc. All rights reserved 33 SiC Materials Innovation Leadership • Released the world’s first commercial SiC wafers in 1991 • Led every subsequent wafer diameter increase 1991 Unrivaled scale and market share leader Initiated Commercial SiC Wafer Market Led commercial scale SiC production

© 2018 Cree, Inc. All rights reserved 34 SiC Materials Market Expanding To >$1B by 2022 Drivers EV applications driving significant volume steps in power wafer market Significant adoption in broad industrial market applications Telecom/5G commercial growth with major RF players Worldwide SiC Materials Revenue 2017 $1.2B SAM 2022 Solar Electric Vehicles $56M Value proposition for SiC validated in applications that are driving significant growth SiC Materials Market (Source: YOLE and company estimates) (Source: YOLE estimates)

© 2018 Cree, Inc. All rights reserved 35 A More Powerful, Efficient World Enabled by SiC and GaN Wolfspeed SiC and GaN deliver superior performance and value addressing the growing demands of semiconductor applications Revenue for FY2017 was $221M; SAM for our target markets is $7.3B for 2022 If only 25% of this converts for SiC and GaN, that’s still a $2B market, which is 8X where we are today

© 2018 Cree, Inc. All rights reserved 36 WOLFSPEED A Powerhouse Semiconductor company focused on Silicon Carbide (SiC) and Gallium Nitride (GaN) • Large multi-decade growth opportunities with SiC and GaN in Electric Vehicles, Solar energy, Telecommunications, Industrial, and Mil/Aero • Invest to expand scale and to accelerate growth of SiC Materials, Power Devices and GaN RF Devices where SiC and GaN have distinct advantage • Objectives: High growth, strong gross margins with good fall through to the bottom line Cree’s Transformation Path

© 2018 Cree, Inc. All rights reserved

© 2018 Cree, Inc. All rights reserved DAVE EMERSON, EVP AND GM FEBRUARY 26TH, 2018 LED BUSINESS

© 2018 Cree, Inc. All rights reserved 39 LED Focus where our best-in-class technology and application-optimized solutions are differentiated and valued • High-power technology provides the only solution • High-power general lighting • Automotive lighting • Application-optimized solutions solve the most difficult system-level problems • Next-generation video • Specialty lighting • Cree Venture JV accesses additional SAM • Broader mid-power markets • Objectives: Modest growth and gross margin expansion OPEX lean, CAPEX light Cree’s Transformation Path

© 2018 Cree, Inc. All rights reserved 40 LEDs $550M GM – 27% (2017) $793M GM – 31% (2022) Stickier applications High-power Lighting, Automotive Lighting, Next-generation Video Screen, Specialty Lighting Broader SAM Cree Venture JV Modest revenue growth with good gross margin expansion OpEx Lean, CapEx Light

© 2018 Cree, Inc. All rights reserved 41 LEDs Industry’s strongest LED brand Best-in-class high-power technology Broad portfolio of application-optimized LED solutions Uniquely positioned to address markets that are more interesting to Cree

© 2018 Cree, Inc. All rights reserved 42 Focus in Differentiated Market Segments HIGH P O W E R A P P LIC A TIO N O P TIMIZE D Automotive Lighting $1.6B Next-Generation Video $1.1B Specialty Lighting $0.7B New focus provides access to $4.6B SAM by 2022 in differentiated applications * Sources: IHS Packaged LEDs 2017, Strategies Unlimited 2017, LEDInside 2017 & Cree internal analysis General Lighting $1.2B

© 2018 Cree, Inc. All rights reserved 43 Cree Venture: Synergy for Growth Expanded portfolio to address larger mid-power opportunity IP, Brand & Channel High Volume / Cost Optimized Low cost, Large Scale Manufacturing Increase General Lighting SAM 5X - Low OpEx, No CapEx +

© 2018 Cree, Inc. All rights reserved 44 New Strategic Focus Drives Profits G ros s Ma rgi n Time New focus combined with OpEx Lean/CapEx Light approach increases cash flow New focus Differentiate • High-power General Lighting • Automotive • Next-Generation Video Screen • Specialty Lighting Broader MP Market • Cree Venture JV

© 2018 Cree, Inc. All rights reserved 45 LED Focus where our best-in-class technology and application-optimized solutions are differentiated and valued • High-power technology provides the only solution • High-power general lighting • Automotive lighting • Application-optimized solutions solve the most difficult system-level problems • Next-generation video • Specialty lighting • Cree Venture JV accesses additional SAM • Broader mid-power markets • Objectives: Modest growth and gross margin expansion OPEX lean, CAPEX light Cree’s Transformation Path

© 2018 Cree, Inc. All rights reserved

© 2018 Cree, Inc. All rights reserved CRAIG ATWATER, SVP AND GM FEBRUARY 26TH, 2018 LIGHTING BUSINESS

© 2018 Cree, Inc. All rights reserved 48 LIGHTING Fix the Business • Fix quality through improved processes and new product developments • Improve channel position and relationships • New product innovations to better position the portfolio--focused on higher specification and smart intelligent features improving customer satisfaction • Objectives: Modest growth, gross margin in line with the industry and operating margin expansion Cree’s Transformation Path

© 2018 Cree, Inc. All rights reserved 49 Lighting 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% FY17 FY22 Gross Margin Improvement 28% Quality & Reliability Improved processes & product developments ensuring field reliability and performance Channel Engagement Stronger alignment and support of strategic channel partners in key markets with improved service & lead times New Production Innovation Positioned in attractive markets while differentiating with Intelligent solutions that increase value for customers 33% Target

© 2018 Cree, Inc. All rights reserved 50 $701M FY2017 Intelligent Indoor Outdoor Lighting Office / Education / Retail Healthcare Industrial Area/Site

© 2018 Cree, Inc. All rights reserved 51 Quality & Reliability Key Drivers: • Improved process controls resulting in quality product developments • State-of-the art reliability lab • Resolution & reduction of field claims Early Indications: • Design & process improvements preventing new issues from being sent into the market • Recent product launches performing well

© 2018 Cree, Inc. All rights reserved 52 Channel Engagement Key Drivers: • Stronger agent alignment & support • Distributor partnerships & growth programs • Stock & Flow penetration • Service enhancements & Lead Time Optimization Early Indications: • Increased field selling resources by >75% • Aligning w/ partners to drive mutual growth

© 2018 Cree, Inc. All rights reserved 53 New Product Innovation Key Drivers: • Engineering teams refocused on product development • Complete portfolio optionality to increase specification strength & margin opportunity • Intelligent product solutions that delight customers and solve new problems Early Indications: • Reprioritized NPI pipeline to position portfolio in more attractive markets • Recent NPI GM low 30’s

© 2018 Cree, Inc. All rights reserved 54 Lighting Recognized leader in indoor and outdoor LED lighting—delivering better light experiences without compromise Lighting technologies delivering brilliantly efficient, radically simple and exceptional high quality products Built on a foundation of relentless innovation, we are committed to delivering value beyond light Outdoor Indoor

© 2018 Cree, Inc. All rights reserved 55 LIGHTING Fix the Business • Fix quality through improved processes and new product developments • Improve channel position and relationships • New product innovations to better position the portfolio--focused on higher specification and smart intelligent features improving customer satisfaction • Objectives: Modest growth, gross margin in line with the industry and operating margin expansion Cree’s Transformation Path

© 2018 Cree, Inc. All rights reserved

© 2018 Cree, Inc. All rights reserved MIKE McDEVITT, CFO FEBRUARY 26TH, 2018 BUSINESS MODEL

© 2018 Cree, Inc. All rights reserved 58 Cree Transformation – Revenue Expansion [PERCEN TAGE] [PERCE NTAGE] [PERCEN TAGE] $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 WS LED Lighting $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 WS LED Lighting FY 2017 - $1,473 (millions) Actual FY 2022 - $2,343 (millions) Target Re ven u e (M ill io n s) Re ven u e (M ill io n s)

© 2018 Cree, Inc. All rights reserved 59 Gross Margin and Earnings Power Expansion Long Range Model (non-GAAP) • GM 40+% • OM 20+% • Wolfspeed targets high revenue growth, strong gross margins with good fall through to bottom line • LED targets modest revenue growth and gross margin expansion, OPEX lean and CAPEX light • Lighting targets modest growth, gross margin in line with the industry, operating margin expansion 25.7% 40.0% -0.7% 20.0% -5% 0% 5% 10% 15% 20% 25% 30% 35% 40% F18Q2 FY22 % to Re ven ue Gross and Operating Margin (non-GAAP) GM% OM% Actual Target

© 2018 Cree, Inc. All rights reserved 60 Capital Intensity 0% 2% 4% 6% 8% 10% 12% 14% 16% FY17 FY18 FY19 FY20 FY21 FY22 Ca pEx % to Rev Capital Intensity Targets • Near term (2018 through 2020) spend to expand Wolfspeed scale to support accelerated growth • Targeted operating cash flows exceed capex needs • LED and Lighting are capex light targeted at $40M or less per year

© 2018 Cree, Inc. All rights reserved 61 Powering Earnings Growth 8% 26% 0% 5% 10% 15% 20% 25% 30% F18Q2 FY22 EB ITD A % to Re ven ue EBITDA $- $250 $500 $750 $1,000 $1,250 $1,500 F18Q2 FY22 C& I ($ 's i n M 's) Cash & Investments Organic growth in segments that reward value • Provides profit expansion • Increases cash position • Enables access to other forms of capital to pursue other strategic opportunities Actual Target Actual Target

© 2018 Cree, Inc. All rights reserved GREGG LOWE, CEO FEBRUARY 26TH, 2018

© 2018 Cree, Inc. All rights reserved 63 WOLFSPEED A Powerhouse Semiconductor company focused on Silicon Carbide (SiC) and Gallium Nitride (GaN) LED Focus where our best-in-class technology and application-optimized solutions are differentiated and valued LIGHTING Fix the Business Cree’s Transformation Path

© 2018 Cree, Inc. All rights reserved

© 2018 Cree, Inc. All rights reserved Appendix 1

© 2018 Cree, Inc. All rights reserved 66 Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures and targets. Cree's management evaluates results and makes operating decisions using both GAAP and non- GAAP measures included in this presentation. Non-GAAP results exclude certain costs, charges and expenses which are included in GAAP results. By including these non- GAAP measures, management intends to provide investors with additional information to further analyze the Company's performance, core results and underlying trends. Non- GAAP results are not prepared in accordance with GAAP and non-GAAP information should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures to their most directly comparable GAAP measures included in this Appendix. We present three non-GAAP financial measures in this presentation – Non-GAAP Gross Margin, Non-GAAP Operating Margin and EBITDA. For the presentation of historical non-GAAP financial measures and results, the reconciliation to their most directly comparable GAAP measures are on the next page. For forward-looking non-GAAP financial measures, we are unable to provide a reconciliation to the most directly comparable GAAP financial measure because certain information needed to project these future measures is difficult to estimate and is dependent on future events which are uncertain or outside of our control. Nonetheless, we note that the items that we expect to exclude from our non-GAAP measures (when applicable) include stock-based compensation expense; amortization or impairment of acquisition-related intangibles; business restructuring charges or gains; net changes with equity investments; and income tax effects of the foregoing non-GAAP items. Cree management currently believes that the Company’s long term non-GAAP tax rate should approximate the GAAP tax rate, subject to the composition on a jurisdiction by jurisdiction basis of revenue, expense and income. Appendix -- Non-GAAP Measures Reconciliation

© 2018 Cree, Inc. All rights reserved 67 Appendix -- Non-GAAP Measures Reconciliation Non-GAAP Gross Margin Reconciliation FY18Q2 Non-GAAP Operating Margin Reconciliation FY18Q2 EBITDA Reconciliation FY18Q2 Revenue $ 367.9 Revenue $ 367.9 Revenue $ 367.9 GAAP Gross Profit $ 92.6 GAAP Operating (loss) income $ (26.3) GAAP Income before income taxes $ 0.4 GAAP Gross Margin % 25.2% GAAP Operating (loss) income % -7.2% Adjustments: Adjustment: Adjustments: Depreciation and amortization 37.2 Stock-based compensation expense 1.9 Stock-based compensation expense 12.0 Stock-based compensation 12.0 Non-GAAP Gross Profit $ 94.5 Amortization or impairment of acquisition related intangibles 6.8 Loss on Disposal or impairment of long lived assets 4.3 Non-GAAP Gross Margin % 25.7% Executive Severance 4.9 (Gain) loss on equity investment (25.2) Adjustment Total 23.7 Interest Expense 1.1 Non-GAAP Operating (loss) income $ (2.6) Adjustment Total 29.4 Non-GAAP Operating (loss) income % -0.7% EBITDA $ 29.8 EBITDA % 8%